Exhibit 10.3

MEDICALCV, INC.
AMENDMENT NO. 1 TO WARRANT

AMENDMENT NO. 1, effective December     , 2005, to that certain Warrant issued April 1, 2005, by and between MEDICALCV, INC., a Minnesota corporation (the “Company”) and the undersigned Holder of the Warrant.

WHEREAS, pursuant to the terms of a Securities Purchase Agreement dated March 31, 2005, the Holder received a Warrant dated April 1, 2005, to purchase Common Stock of the Company; and

WHEREAS, the Company and Holder hereby agree to amend the Warrant as hereinafter provided.

NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the Company and Holder hereby agree as follows:

1.                                       Capitalized terms that are used and not defined in this Agreement shall have the respective definitions set forth in the Purchase Agreement.

2.                                       Section 1, definition of “Exercise Price” is hereby amended to read as follows:

“Exercise Price” means $0.325, subject to adjustment in accordance with Section 9.

3.                                       Expiration Date.  The “Expiration Date” set forth in the initial paragraph of the Warrant is hereby amended to read “January 6, 2006.”

4.                                       Cash Exercise Only.  The Holder shall pay the Exercise Price in cash by executing and delivering to the Company the Exercise Notice attached hereto as Exhibit A on or before 12:00 p.m. noon CST on January 6, 2006 and by delivery of immediately available funds equal to the Exercise Price of all Warrant Shares on or before 12:00 p.m. noon CST on January 6, 2006.  Section 10 of the Warrant is hereby deleted.

5.                                       Miscellaneous.

(a)                                  Except for the foregoing changes, the remainder of the Warrant shall remain in full force and effect and shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

(b)                                 This Amendment No. 1 may be signed in any number of counterparts, which together will be one and the same instrument.  This Amendment No. 1 shall be binding upon the Company and the Holder and their respective successors and assigns.

(c)                                  This Amendment No. 1 shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (Except for matters governed by the corporate law in the State of Minnesota), without regard to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

MEDICALCV, INC.

By:
Marc P. Flores
Chief Executive Officer

WARRANT HOLDER

Full Name of Holder

By:
Name and Title

Warrant No.
Number of Warrant Shares
Original Issue Date: March 31, 2005

EXHIBIT A

EXERCISE NOTICE
MEDICALCV, INC.
WARRANT DATED MARCH 31, 2005

The undersigned Holder hereby irrevocably elects to purchase                        shares of Common Stock pursuant to the above referenced Warrant, as amended.  Capitalized terms used herein and no otherwise defined have the respective meanings set forth in the Warrant.

1.                                       The undersigned Holder hereby exercises its right to purchase                                Warrant Shares pursuant to the Warrant.

2.                                       Holder has elected a Cash Exercise, the holder shall pay the sum of $                     to the Company in accordance with the terms of the Warrant.

3.                                       Pursuant to this Exercise notice, the Company shall deliver to the holder                          Warrant Shares in accordance with the terms of the Warrant.

4.                                       By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of this Warrant to which this notice relates.

Dated:	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

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